UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2018

SteadyMed Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36889	Not applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5 Oppenheimer Street
Rehovot 7670105, Israel

(Address of principal executive offices, including zip code)

925-272-4999

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company                                              ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 30, 2018, SteadyMed Ltd. (the “Company”) held an extraordinary general meeting of its shareholders (the “Meeting”). The required quorum was present. The following is a summary of the proposals and the voting results from the Meeting. A complete description of each matter is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 25, 2018, as supplemented by the definitive additional materials filed with the Securities and Exchange Commission on June 29, 2018 and July 16, 2018 (together, the “Proxy Statement”).

Proposal 1 — Approval of the Agreement and Plan of Merger and the Merger. The Company’s shareholders approved the Agreement and Plan of Merger, dated as of April 29, 2018, by and among the Company, United Therapeutics Corporation, and Daniel 24043 Acquisition Corp. Ltd. (the “Merger Agreement”), the terms of the merger contemplated thereby, and all other documents, agreements and transactions contemplated under or related thereto, including the Contingent Value Rights Agreement attached thereto and the warrant amendments between Messrs. Brian J. Stark, Keith Bank, Ron Ginor, each a director of the Company, and/or their affiliates, and the Company. The voting results are as follows:

For	Against	Abstain
20,917,435	62,240	1,286

As required by the Israeli Companies Law, this proposal received a majority of the votes of the shareholders, excluding abstentions, present at the Meeting in person or by proxy (i) who are not United Therapeutics Corporation or Daniel 24043 Acquisition Corp. Ltd. (or any other person who holds 25% or more of the means of control of Daniel 24043 Acquisition Corp.) or anyone acting on their behalf (including relatives or corporations controlled by such persons) and (ii) who do not have a “Personal Interest” (as described in the Proxy Statement)  in Proposal 1.

Proposal 2 — Golden Parachute Payments. The Company’s shareholders approved, on a non-binding, advisory basis, certain compensation that will be paid or may become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement and ancillary agreements. The voting results are as follows:

For	Against	Abstain
17,905,155	2,585,741	490,065

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADYMED LTD.

	By:	/s/ David W. Nassif
Date: August 1, 2018		David W. Nassif
Chief Financial Officer